UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 21, 2004
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Date of Report: (Date of earliest event reported)

Computer Associates International, Inc.
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(Exact Name of Registrant as Specified in Charter)

Delaware	1-9247	13-2857434
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Computer Associates Plaza, Islandia, New York	11749
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(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 342-6000

Not Applicable
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(Former name or former address, if changed since last report)

Item 5.    Other Events

On April 21, 2004 Standard & Poor's Ratings Services announced that it lowered its corporate credit rating on Computer Associates International, Inc. to BBB-/Watch Neg/A-3 from BBB+/Watch Neg/A-2 and that the ratings remain on CreditWatch with negative implications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Associates International, Inc.

Dated: April 21, 2004	By:	/s/ Jeff Clarke
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Jeff Clarke
Executive Vice President and Chief Financial Officer